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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                      December 16, 2005 (December 15, 2005)


                              M & F WORLDWIDE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                001-13780                                02-0423416
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

                  35 East 62nd Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-572-8600
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a)      ISSUANCE OF 11 3/4% SENIOR NOTES DUE 2013

         GENERAL

On December 15, 2005, Clarke American Corp. ("Clarke"), a Delaware corporation and an indirect wholly-owned subsidiary of M&F Worldwide Corp. (the "Company"), completed an offering of $175,000,000 in aggregate principal amount of 11 3/4% senior notes due 2013 (the "Senior Notes") to certain initial purchasers pursuant to a Purchase Agreement, dated as of December 8, 2005, as amended, among Clarke, the guarantors party thereto and the initial purchasers party thereto.

The Senior Notes were issued pursuant to an Indenture, dated as of December 15, 2005, by and among Clarke, the guarantors party thereto and The Bank of New York, as Trustee (the "Indenture"). The holders of the Senior Notes will have certain registration rights pursuant to the Registration Rights Agreement (as defined below).

This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture and the Senior Notes, which will be filed by the Company as exhibits to its next periodic report or registration statement under the Securities Act. Interested parties should read those agreements in their entirety.

         MATURITY DATE AND INTEREST RATE

The Senior Notes will mature on December 15, 2013. Interest on the Senior Notes will accrue at 11 3/4% per annum and will be payable on June 15 and December 15 of each year, commencing June 15, 2006.

         GUARANTEES

Clarke's obligations under the Senior Notes are jointly and severally and fully and unconditionally guaranteed (the "Guarantees") on a senior unsecured basis by each of its current and future domestic subsidiaries (other than immaterial subsidiaries) that guarantee the Credit Agreement, dated as of December 15, 2005, by and among Clarke, CA Acquisition Holdings, Inc., a Delaware corporation, a wholly-owned subsidiary of the Company and the direct parent company of Clarke ("CA Acquisition") and the financial institutions party thereto (the "Credit Agreement").

         RANKING

The Senior Notes and the Guarantees are Clarke's and its guarantors' unsecured senior obligations. Such obligations will rank equally with all of Clarke's and the guarantors' existing and future senior unsecured indebtedness, and will rank senior to all of Clarke's and the guarantors' future subordinated indebtedness. The Senior Notes will be effectively subordinated to all of Clarke's and the guarantors' existing and future secured indebtedness, to the extent of the collateral securing such indebtedness, including indebtedness under the Credit Agreement, which will be secured by substantially all of Clarke's assets.


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         OPTIONAL REDEMPTION

Clarke may, at its option, redeem some or all of the Senior Notes at any time on or after December 15, 2009, at declining redemption prices set forth in the Indenture, plus, in each case, accrued and unpaid interest and Liquidated Damages (as defined below), if any, to the redemption date. At any time prior to December 15, 2009, Clarke may, at its option, redeem all or a part of the Senior Notes at a redemption price equal to 100% of the principal amount, plus an applicable make-whole premium as of the date of the redemption, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date.

In addition, at any time prior to December 15, 2008, Clarke may redeem up to 35% of the outstanding principal amount of the Senior Notes, with the net cash proceeds from certain equity offerings at a redemption price equal to 111.750% of the principal amount of the Senior Notes redeemed plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date. Clarke may make the redemption only if, after the redemption, at least 65% of the aggregate principal amount of notes issued under the Indenture remains outstanding.

         CHANGE OF CONTROL

Upon the occurrence of specified change of control events, Clarke will be required to make an offer to repurchase all of the Senior Notes. The purchase price will be 101% of the aggregate principal amount of the Senior Notes repurchased, plus accrued and unpaid interest and Liquidated Damages, if any, on the Senior Notes repurchased to the date of repurchase.

         CERTAIN COVENANTS

The Indenture limits Clarke's ability and the ability of its restricted subsidiaries to, among other things: incur additional indebtedness; pay dividends and make distributions; repurchase stock; incur liens; enter into transactions with affiliates; enter into sale and leaseback transactions; merge or consolidate; or transfer or sell assets, in each case subject to important exceptions and qualifications. The Indenture also requires Clarke to maintain certain excess cash flow covenants in its senior secured credit facility if it does not maintain a certain debt to cash flow ratio.

         REGISTRATION RIGHTS; LIQUIDATED DAMAGES

In connection with the issuance of the Senior Notes, a Registration Rights Agreement was entered into on December 15, 2005, by and among Clarke, the guarantors party thereto, Bear, Stearns and Co. Inc. and J.P. Morgan Securities Inc. (the "Registration Rights Agreement"), pursuant to which Clarke and the guarantors agreed, among other things, to:

    o file a registration statement within 150 days after the issue date of the Senior Notes, enabling holders to exchange the Senior Notes for publicly registered exchange notes with substantially identical terms;

    o use all commercially reasonable efforts to cause the registration statement to become effective within 240 days after the issue date of the Senior Notes; and

    o use all commercially reasonable efforts to complete an exchange offer within 45 business days, or longer if required by the federal securities laws, after the effective date of the registration statement.

In addition, under certain circumstances, Clarke and the guarantors may be required to file a shelf registration statement to cover resales of the notes.


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If Clarke does not comply with these obligations, Clarke and the guarantors will be required to pay liquidated damages ("Liquidated Damages") to holders of the Senior Notes under certain circumstances.

(b)      CLARKE CREDIT AGREEMENT

On December 15, 2005, Clarke entered into the Credit Agreement governing its $480.0 million senior secured credit facility with Bear Stearns Corporate Lending Inc., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Amegy Bank N.A. and Natexis Banques Populaires, as co-documentation agents. The new credit facility consists of a $440.0 million term loan which was drawn at closing and matures in six years and a five year $40.0 million revolving credit facility. The revolving credit facility includes a $20.0 million subfacility for letters of credit.

The indebtedness under the credit facility is guaranteed by Clarke's domestic subsidiaries and its parent corporation, CA Acquisition (collectively, the "Guarantors"). Clarke's obligations under the credit facility and the guarantees of the Guarantors are secured by a first-priority security interest in substantially all of Clarke's and Guarantors' assets other than leased real property. Borrowings under the credit facility bear interest, at Clarke's option, at either an adjusted Eurodollar rate plus an applicable margin of 3.00% in the case of revolving loans or 3.25% in the case of term loans, or an alternative base rate, plus an applicable margin of 2.00% in the case of revolving loans or 2.25% in the case of term loans. The term loans were issued with original discount of 0.5% and are subject to a prepayment premium of 1.0% if they are prepaid within 18 months of the closing with the proceeds of indebtedness which bears a lower interest rate.

The Credit Agreement contains affirmative and negative covenants customary for such financings. The Credit Agreement also requires Clarke to maintain a minimum ratio of consolidated EBITDA to consolidated fixed charges and to not exceed a maximum ratio of total consolidated debt outstanding to consolidated EBITDA and a maximum ratio of senior secured debt to consolidated EBITDA as of the last day of each fiscal quarter commencing with the fiscal quarter ending March 31, 2006.

The Credit Agreement contains events of default customary for such financings, including but not limited to nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects when made or deemed made; cross default and cross acceleration to certain indebtedness; certain ERISA events; change of control; dissolution, insolvency and bankruptcy events; material judgments; and actual or asserted invalidity of the guarantees or security documents. Some of these events of default allow for grace periods and materiality concepts.

This summary does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which will be filed by the Company as an exhibit to its next periodic report or registration statement under the Securities Act. Interested parties should read that agreement in its entirety.


ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 15, 2005, the Company completed its previously announced acquisition (the "Acquisition") of all of the issued and outstanding shares of Novar USA Inc. ("Novar"), pursuant to the terms of the Stock Purchase Agreement, dated October 31, 2005, entered into by and between Honeywell International Inc. and the Company (the "Stock Purchase Agreement"). Novar


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was, prior to the Acquisition, the parent company of the businesses operated by
Clarke American and related companies. The purchase price was $800 million in cash, paid at closing.

The Company used the net proceeds from the offering of Senior Notes, together with $442 million aggregate principal amount of borrowings under the Credit Agreement and $203 million in cash on hand to finance the purchase price of the Acquisition and pay transaction fees and expenses.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which was filed as an Exhibit to the Company's current report on Form 8-K, dated October 31, 2005.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See discussion under Item 1.01 above, which discussion is incorporated by reference herein.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days following the date on which this current report on Form 8-K must be filed.

(b)     Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days following the date on which this current report on Form 8-K must be filed.

(c)     Exhibits

        EXHIBIT NO.     DESCRIPTION
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           99.1         Press Release dated December 15, 2005.




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        M & F WORLDWIDE CORP.


                                        By:  /s/ Barry F. Schwartz
                                             --------------------------------
                                             Name:  Barry F. Schwartz, Esq.
                                             Title: Executive Vice President
                                                    and General Counsel


Date: December 16, 2005




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                               INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION
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  99.1           Press Release dated December 15, 2005.